Exhibit 4(i)

DEBT ASSUMPTION AGREEMENT

THIS DEBT ASSUMPTION AGREEMENT, dated effective as of December 31, 2007, 1:02 p.m. Central Standard Time is between Entergy Texas, Inc., a Texas corporation (hereinafter either called the "Assumption Party" or "ETI") and Entergy Gulf States Louisiana, Inc., a Texas corporation formerly known as Entergy Gulf States, Inc. (hereinafter called "EGSI" or "EGSL").

RECITALS

    EGSI has heretofore entered into (i) the Indenture of Mortgage dated September 1, 1926, as amended and supplemented (the "Indenture"), and has issued the series of outstanding first mortgage bonds listed in Schedule 1 hereto (the "Outstanding FMB Debt"), and (ii) refunding or lease agreements (each an "Agreement," together "Agreements") pursuant to which EGSI is obligated to make certain payments related to the pollution control revenue bonds listed in Schedule 1 hereto (the "Outstanding PCRB Debt") issued by certain parishes or instrumentalities of the State of Louisiana under separate trust indentures. The Outstanding FMB Debt together with the Outstanding PCRB Debt is collectively referred to herein as the "Outstanding Debt."
    Chapter 39 of the Texas Electric Utility Code, known as the Texas Utility Restructuring Act and enacted by the Texas legislature in June 1999, (the "Restructuring Act"), required each electric utility operating in Texas to separate its business into units consisting of a power generation company, a retail electric provider and a transmission and distribution company or separate transmission and distribution companies.
    Notwithstanding the foregoing Recital 2, the restructuring of EGSI pursuant to the Restructuring Act has been delayed.
    As a result of the delay, the Texas legislature has enacted House Bill No. 1567, which, among other things, allows EGSI to proceed with and complete a jurisdictional separation to establish two vertically integrated utilities, one subject to the retail jurisdiction of the Public Utility Commission of Texas (the "PUCT") and the other subject to the retail jurisdiction of the Louisiana Public Service Commission (the "LPSC").
    As a result, EGSI requested that the LPSC allow it to restructure into two vertically integrated entities pursuant to a jurisdictional separation, one operating in Texas and the other operating in Louisiana, and the LPSC has found that such restructuring has benefits to its respective ratepayers.
    Pursuant to and in accordance with Order No. U-21453, U-20925 and U-22095 (Subdocket J) issued by the LPSC on January 31, 2007 (the "Order"), EGSI entered into a Plan of Merger of Entergy Gulf States, Inc., dated effective as of December 31, 2007, 1:00 p.m. Central Standard Time (the "Plan of Merger"), whereby, in accordance with Article 1.02.A(18)(a) and Article 5.01 of the Texas Business Corporation Act (the "Act"), EGSI divided into a surviving corporation, being EGSI renamed as "Entergy Gulf States Louisiana, Inc.", and a new Texas corporation, being ETI (the "Jurisdictional Separation"). Pursuant to and in accordance with the Order, EGSL entered into a Certificate and Articles of Merger and an Agreement and Plan of Merger and Reorganization of Entergy Gulf States Louisiana, Inc. into Entergy Gulf States Louisiana, L.L.C. ("EGSL L.L.C."), whereby and in accordance with Article 1.02.A(18)(b) and 5.01 of the Act and Section 1362 of the Louisiana Limited Liability Company Law, EGSL will merge into EGSL L.L.C. effective as of December 31, 2007, 4:00 p.m. Central Standard Time, and EGSL L.L.C. will be the sole survivor (the "LA Merger").
    In accordance with the Jurisdictional Separation:

      EGSL is liable for the obligations of EGSI on the Outstanding FMB Debt and under the Agreements relating to the Outstanding PCRB Debt;
      ETI is not liable on the Outstanding Debt or under the Agreements relating to the Outstanding PCRB Debt;
      ETI has been allocated certain transmission, distribution and generation assets located in Texas, and an undivided interest in certain generation assets located in Louisiana; and

    d.) Upon the effectiveness of the LA Merger, EGSL L.L.C. will become the successor hereto to EGSL.

    As compensation to EGSI for the allocation of assets to the Assumption Party described in Recital 7. (c), and notwithstanding the sole liability of EGSL on the Outstanding Debt resulting from the Jurisdictional Separation, the Assumption Party wishes to assume certain liabilities of EGSL on Outstanding FMB Debt and under the Agreements relating to the Outstanding PCRB Debt, in each case on the terms and to the extent set forth herein.

    To secure the obligations of the Assumption Party to EGSL hereunder, but not to secure the obligations of the Assumption Party to the Trustee for, or the holders of Outstanding Debt pursuant to the instruments of assumption delivered pursuant to Section 1 hereof, the Assumption Party and EGSL are entering into the Mortgage, Deed of Trust and Security Agreement dated as of December 31, 2007 or the Mortgage and Security Agreement dated as of December 31, 2007 (as each may be supplemented or amended from time to time, each, the "Security Agreement"), in which the Assumption Party grants to EGSL a lien on and security interest in the certain properties of the Assumption Party allocated to the Assumption Party pursuant to the Jurisdictional Separation.

    AGREEMENT

    In consideration of the premises and of other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Assumption Party and EGSL DO HEREBY AGREE as follows:

  Assumption of Obligations

  The Assumption Party hereby assumes on the basis set forth in the Instruments of Assumption appended hereto as Exhibit A all of the obligations of EGSL to pay to the applicable trustee (each a "Trustee") for each series of the Outstanding Debt listed on Schedule 1 of Exhibit A ("Schedule 1."), the aggregate principal amount of such series of Outstanding Debt listed on Schedule 1 hereto as having been assumed (such portion of the Outstanding FMB Debt so assumed, the "Assumed FMB Debt" and the Outstanding PCRB Debt so assumed, the "Assumed PCRB Debt", together "Assumed Debt"), the premium, if any, and interest on the Assumed Debt, such amounts to be paid on the dates, in the amounts and in the manner provided for by the Outstanding Debt, the Indenture or the applicable Agreement, as the case may be, and other documents, if any, relating thereto, whether at maturity, upon redemption or otherwise (but not upon the acceleration of maturity of any Assumed Debt not caused by the default of the Assumption Party); provided, however, that so long as no Event of Default (as hereinafter defined) shall have occurred hereunder, the Assumption Party shall not have assumed the obligation to make payments due upon the voluntary redemption of Outstanding Debt except for redemptions directed by the Assumption Party in accordance with Section 3 hereof; and provided, further, that the redemption of the principal amount of Outstanding Debt of any series or purchase and cancellation of the principal amount of Outstanding Debt of any series at the direction of, and with funds provided by, the Assumption Party in accordance with Section 3 hereof shall reduce the amount of Assumed Debt of such series by the principal amount of the Outstanding Debt so redeemed or purchased, and, provided, further, that in the event of the acceleration of maturity of any Assumed Debt not caused by the default of the Assumption Party, the Assumption Party shall make scheduled payments on such Assumed Debt to EGSL as though such acceleration shall not have occurred regardless of whether EGSL has paid the accelerated amount of such debt to the Trustee, and as if such Assumed Debt shall be subject to mandatory redemption on December 31, 2010.

    Concurrently with the execution and delivery hereof, the Assumption Party shall execute and deliver to EGSL and each Trustee identified on Schedule 1 hereto, Instruments of Assumption, in substantially the forms thereof attached hereto as Exhibit A with such changes as the parties may agree upon, to evidence the assumption of obligations referred to in subsection (a) of this Section 1.

      Reimbursement to EGSL

      In the event that the Assumption Party shall have failed to pay when due any of the obligations assumed by it hereunder and, following such failure, EGSL shall have paid such obligation, the Assumption Party shall immediately reimburse EGSL the full amount so paid by EGSL. Any amount remaining not so immediately reimbursed by the Assumption Party shall bear interest payable monthly at an annual rate equal to 12%, or the maximum legal rate, whichever is less.

      Redemption of Assumed Debt.
        Except as provided in Section 3 (b) hereof, EGSL shall take such action under the Indenture pursuant to which a series of Assumed FMB Debt has been issued, or under the Agreement relating to a series of Assumed PCRB Debt, as the case may be, as shall be directed by the Assumption Party to voluntarily redeem all or a portion of the Outstanding Debt of such series in an amount not to exceed the Assumed Debt portion of such series, but, so long as no Event of Default (as hereinafter defined) shall have occurred and be continuing, shall take no action other than as directed by the Assumption Party to voluntarily redeem such series of Outstanding Debt in an amount which would cause all or any portion of the Assumed Debt portion of such series to be redeemed.

        At any time, the Assumption Party may direct EGSL to voluntarily redeem all or a portion of the Assumed Debt of any series in accordance with its terms. Upon the delivery to the Trustee, of the principal, accrued interest payable upon such redemption, and other costs of redemption, the obligations of the Assumption Party with respect to such Assumed Debt shall be satisfied. EGSL agrees that it will direct any monies paid by the Assumption Party to the Trustee for the voluntary redemption of Outstanding Debt consistent with prudent business practices.

        For each series of Outstanding Debt, the Assumption Party shall, to the extent that the principal of the Assumed Debt for such series shall not have otherwise become due and payable, use its best efforts to issue securities and to utilize the proceeds thereof in accordance with this Section 3 to cause the redemption or purchase and cancellation of such Assumed Debt on or prior to the redemption date listed for such series on Schedule 1 hereto.

        Unless and until the Assumption Party has paid all of the Assumed Debt and otherwise satisfied all of its obligations hereunder, the Assumption Party shall not sell, lease, transfer or otherwise dispose of all or substantially all of the assets allocated to it in accordance with the Jurisdictional Separation. This provision, however, does not affect the rights of the Assumption Party to effect a partial release of the Mortgaged Property as provided for in Section 6 of the Security Agreements in accordance with the terms therein.

      General Covenant; Indemnification.

        Neither EGSL nor the Assumption Party shall take or omit to take any action which shall result in an event of default under any indenture pursuant to which Outstanding Debt has been issued.

        The Assumption Party shall indemnify and hold EGSL harmless from and against all losses, claims, damages, taxes, penalties, liabilities, disbursements, litigation expenses, attorney's fees and expenses or court costs arising out of any breach by the Assumption Party of any of its obligations contained herein or assumed hereunder.

        EGSL shall indemnify and hold the Assumption Party harmless from and against all losses, claims, damages, taxes, penalties, liabilities, disbursements, litigation expenses, attorney's fees and expenses or court costs arising out of any breach by EGSL of any of its obligations contained herein or contained in the Outstanding FMB Debt and in the Indenture under which Outstanding FMB Debt has been issued, and in any Agreement, as the case may be, and which has not been assumed by the Assumption Party.

      Events of Default.
        Any of the following shall constitute an "Event of Default" hereunder:

          an event of default under any indenture pertaining to Outstanding Debt resulting from the failure by the Assumption Party to pay or otherwise perform an obligation assumed by it hereunder;
          the failure by the Assumption Party to make when due any reimbursement required by Section 2 hereof;
          the failure by the Assumption Party to perform any covenant (other than as set forth in clauses (i) and (ii) above) on its part contained herein or assumed hereunder and the continuation of such failure for a period of thirty (30) days after EGSL shall have given the Assumption Party written notice thereof;
          the assumption by the Assumption Party of any of the obligations assumed by it hereunder shall at any time cease to be valid and binding on the Assumption Party, or shall be declared to be null and void, or the validity or enforceability thereof shall be contested by the Assumption Party or any governmental agency or authority; or the Assumption Party shall deny in writing that it has any or further liability or obligation under this Agreement;
          the Assumption Party shall fail to observe or perform any term, covenant or agreement contained in the Security Agreement on its part to be observed or performed;
          the Assumption Party shall (a) fail to make any payment, equal to or exceeding $2,000,000, of any Debt (as defined below) or fail to make any payment, equal to or exceeding $2,000,000, of any interest or premium thereon, when due (whether by scheduled maturity, required prepayment, acceleration, demand or otherwise) and such failure shall continue after the applicable grace period, if any, specified in the agreement or instrument relating to such Debt, or (b) fail to perform or observe any term, covenant or condition on its part to be performed or observed under any agreement or instrument relating to any Debt when required to be performed or observed, and such failure shall continue after the applicable grace period, if any, specified in such agreement or instrument, if the effect of such failure to perform or observe is to accelerate, or to permit the acceleration of, the maturity of any Debt, the unpaid principal amount of which then equals or exceeds $2,000,000. "Debt" of the Assumption Party means (a) indebtedness for borrowed money or for the deferred purchase price of property or services in respect of which the Assumption Party is liable, contingently or otherwise, as obligor, guarantor or otherwise, or in respect of which the Assumption Party otherwise assures a creditor against loss, and (b) obligations under leases which shall have been or should be, in accordance with generally accepted accounting principles, recorded as capital leases in respect of which obligations the Assumption Party is liable, contingently or otherwise, as obligor, guarantor or otherwise, or in respect of which obligations the Assumption Party assures a creditor against loss; or
          the Assumption Party shall (a) apply for or consent to the appointment of a receiver, trustee, liquidator or custodian or the like of itself or of its property, (b) admit in writing its inability to pay its debts generally as they become due, (c) make a general assignment for the benefit of creditors, (d) be adjudicated a bankrupt or insolvent, or (e) commence a voluntary case under the Federal bankruptcy laws of the United States of America or file a voluntary petition or answer seeking reorganization, an arrangement with creditors or an order for relief or seeking to take advantage of any insolvency law or file an answer admitting the material allegations of a petition filed against it in any bankruptcy, reorganization or insolvency proceedings or corporate action shall be taken by it for the purpose of effecting any of the foregoing, or (f) if without the application, approval or consent of the Assumption Party, a proceeding shall be instituted in any court of competent jurisdiction, under any law relating to bankruptcy, insolvency, reorganization or relief of debtors, seeking in respect of the Assumption Party an order for relief or any adjudication in bankruptcy, reorganization dissolution, winding up, liquidation, a composition or arrangement with creditors, a readjustment of debts, the appointment of a trustee, receiver, liquidator or custodian or the like of the Assumption Party or of all or any substantial part of its assets, or other like relief in respect thereof under any bankruptcy or insolvency law, and if such proceeding is being contested by the Assumption Party in good faith, the same shall (A) result in the entry of an order for relief or any such adjudication or appointment or (B) continue undismissed, or pending and unstayed, for any period of sixty (60) consecutive days.

        Upon the occurrence and continuance of any Event of Default, EGSL shall be relieved and discharged from all of its obligations hereunder, and EGSL may, by written notice to the Assumption Party, declare the full unpaid principal amount of all Assumed Debt of the Assumption Party to EGSL hereunder to be immediately due and payable, whereupon the same shall become and be immediately due and payable without protest, presentment, notice or demand, or other formalities of any kind, all of which are expressly waived by the Assumption Party and EGSL may exercise any rights and remedies available to it under the Security Agreements.

      Effective Date.

      This Agreement shall become effective as of 1:02 P.M., Central Standard Time, on December 31, 2007.

      Termination

The parties agree that this Agreement shall terminate when all of the obligations of the Assumption Party shall have been performed, which obligations shall be performed no later than December 31, 2010.

This Agreement shall be construed in accordance with and be governed by the laws of the state of New York.

IN WITNESS WHEREOF, EGSL and the Assumption Party have caused this Agreement to be executed as of the day and year first above written.

Entergy Gulf States Louisiana, Inc.

By /s/ Steven C. McNeal
Name: Steven C. McNeal
Title: Vice President and Treasurer

Entergy Texas, Inc.

By /s/ Steven Neinast
Name: Steven Neinast
Title: Vice President

Schedule 1

Outstanding Debt

I. Indenture of Mortgage dated September 1, 1926, between Entergy Gulf States, In. (successor to Gulf States Utilities Company) and The Bank of New York (successor to The Chase National Bank of the City of New York), as supplemented and modified.

Name of Series	Outstanding Amount (Millions)	Assumed Amount (Millions)	Redemption Date
First Mortgage Bonds, 6% Series due December 1, 2012	$140	$64.760	December 31, 2010
First Mortgage Bonds, 3.6% Series due June 1, 2008	$325	$150.337	June 1, 2008
First Mortgage Bonds, 6.2% Series due July 1, 2033	$240	$111.018	December 31, 2010
First Mortgage Bonds, 5.25% Series due August 1, 2015	$200	$92.515	December 31, 2010
First Mortgage Bonds, 4 7/8% Series due November 1, 2011	$200	$92.515	December 31, 2010
First Mortgage Bonds, Floating Rate Series due December 1, 2009	$219.470	$101.521	December 1, 2009
First Mortgage Bonds, 5.60% Series due December 1, 2014	$ 50	$23.129	December 31, 2010
First Mortgage Bonds, 6.18% Series due March 1, 2035	$ 85	$39.319	December 31, 2010
First Mortgage Bonds, 5.70% Series due June 1, 2015	$200	$92.515	December 31, 2010
First Mortgage Bonds, 5.12% Series due August 1, 2010	$100	$46.257	August 1, 2010
First Mortgage Bonds, Floating Rate Series due December 8, 2008	$350	$161.901	December 8, 2008

II. (a) Sublease Agreement between Parish of West Feliciana, State of Louisiana (the "Issuer") and Entergy Gulf States, Inc. (successor to Gulf States Utilities Company), dated as of November 1, 1985.

(b) Indenture of Trust and Pledge, dated as of November 1, 1985, between the Issuer and The Bank of New York (as successor to Irving Trust Company).

Name of Series	Outstanding Amount (Millions)	Assumed Amount (Millions)	Redemption Date
Variable Rate Demand Pollution Control Revenue Bonds (Gulf States Utilities Company Project) Series 1985-C	$39	$22.665	December 31, 2010

III. (a) Sublease Agreement between Parish of West Feliciana, State of Louisiana (the "Issuer") and Entergy Gulf States, Inc. (successor to Gulf States Utilities Company), dated as of December 1, 1985.

(b) Indenture of Trust and Pledge, dated as of December 1, 1985, between the Issuer and the Bank of New York (as successor to Irving Trust Company).

Name of Series	Outstanding Amount (Millions)	Assumed Amount (Millions)	Redemption Date
Variable Rate Demand Pollution Control Revenue Bonds (Gulf States Utilities Company Project) Series 1985-D	$28.4	$13.135	December 31, 2010

IV. (a) Sublease Agreement between Parish of West Feliciana, State of Louisiana (the "Issuer") and Entergy Gulf States, Inc. (successor to Gulf States Utilities Company), dated as of April 1, 1986.

(b) Indenture of Trust and Pledge, dated as of April 1, 1986, between the Issuer and The Bank of New York (as successor to Irving Trust Company).

Name of Series	Outstanding Amount (Millions)	Assumed Amount (Millions)	Redemption Date
Multiple Rate Demand Pollution Control Revenue Bonds (Gulf States Utilities Company Project) Series 1986	$20	$9.250	December 31, 2010

V. (a) Sublease Agreement between the Industrial Development Board of the Parish of Calcasieu, Inc. (the "Issuer") and Entergy Gulf States, Inc. (successor to Gulf States Utilities Company), dated as of December 1, 1974 as supplemented by Third Supplemental Sublease Agreement between the Issuer and the Company, dated as of August 1, 1992.

(b) Indenture of Trust and Pledge, dated as of December 1, 1974, between the Issuer and The Bank of New York (as successor to Hibernia National Bank), as trustee (the "Trustee"), as supplemented by Third Supplemental Indenture of Trust and Pledge dated as of August 1, 1992 between the Issuer and the Trustee.

Name of Series	Outstanding Amount (Millions)	Assumed Amount (Millions)	Redemption Date
Pollution Control Revenue Refunding Bonds (Gulf States Utilities Company Project) Series 1992	$48.285	$22.335	December 31, 2010

VI. (a) Sublease Agreement between Parish of Pointe Coupee, State of Louisiana (the "Issuer") and Entergy Gulf States, Inc. (successor to Gulf States Utilities Company) (the "Company"), dated as of March 1, 1983, as supplemented by First Sublease Supplemental Agreement dated as of January 1, 1993, between the Issuer and the Company.

(b) Indenture of Trust and Pledge, dated as of March 1, 1983, between the Issuer and Hancock Bank of Louisiana, (as successor to American Bank and Trust Company), as trustee (the "Trustee"), as supplemented by First Supplemental Indenture of Trust and Pledge dated as of January 1, 1993 between the Issuer and the Trustee.

Name of Series	Outstanding Amount (Millions)	Assumed Amount (Millions)	Redemption Date
Pollution Control Revenue Refunding Bonds (Gulf States Utilities Company Project) Series 1993	$17.450	$8.070	December 31, 2010

VII. (a) Refunding Agreement between Parish of Iberville, State of Louisiana (the "Issuer") and Entergy Gulf States, Inc., dated as of May 1, 1998.

(b) Trust Indenture, dated as of May 1, 1998, between the Issuer and Hancock Bank of Louisiana.

Name of Series	Outstanding Amount (Millions)	Assumed Amount (Millions)	Redemption Date
Pollution Control Revenue Refunding Bonds (Entergy Gulf States, Inc. Project) Series 1998	$21.6	$9.990	December 31, 2010

VIII. (a) Refunding Agreement between the Industrial Development Board of the Parish of Calcasieu, Inc. and Entergy Gulf States, Inc., dated as of May 1, 1998.

(b) Trust Indenture, dated as of May 1, 1998, between the Issuer and The Bank of New York.

Name of Series	Outstanding Amount (Millions)	Assumed Amount (Millions)	Redemption Date
Pollution Control Revenue Refunding Bonds (Entergy Gulf States, Inc. Project) Series 1999	$22.095	$10.220	July 1, 2010

IX. (a) Refunding Agreement between Parish of West Feliciana, State of Louisiana (the "Issuer") and Entergy Gulf States, Inc., dated as of September 1, 1999.

(b) Trust Indenture, dated as of September 1, 1999, between the Issuer and The Bank of New York.

Name of Series	Outstanding Amount (Millions)	Assumed Amount (Millions)	Redemption Date
Pollution Control Revenue Refunding Bonds (Entergy Gulf States, Inc. Project) Series 1999-B	$40	$18.505	December 31, 2010

EXHIBIT A

Exhibit A-1

INSTRUMENT OF ASSUMPTION

THIS INSTRUMENT OF ASSUMPTION, dated December 31, 2007, is entered into by Entergy Texas, Inc., a Texas corporation (the "Assumption Party" or "ETI").

RECITALS

    Entergy Gulf States Louisiana, Inc., a Texas corporation formerly known as Entergy Gulf States, Inc. ("EGSI" or "EGSL"), has heretofore entered into the Indenture of Mortgage dated September 1, 1926, (as heretofore and hereafter amended or supplemented, the "Indenture"), with The Bank of New York (successor to The Chase National Bank of the City of New York) (the "Trustee"), and has issued under the Indenture the series of outstanding debt listed in Schedule 1 hereto (the "Outstanding Debt").

    Chapter 39 of the Texas Utilities Code, known as the Texas Electric Utility Restructuring Act and enacted by the Texas legislature in June 1999 (the "Restructuring Act"), required each electric utility operating in Texas to separate its business into units consisting of a power generation company, a retail electric provider and a transmission and distribution company or separate transmission and distribution companies.

    Notwithstanding the foregoing Recital 2, the restructuring of EGSI pursuant to the Restructuring Act has been delayed.
    As a result of the delay, the Texas legislature has enacted House Bill No. 1567, which, among other things, allows EGSI to proceed with and complete a jurisdictional separation to establish two vertically integrated utilities, one subject to the retail jurisdiction of the Public Utility Commission of Texas ("PUCT") and the other subject to the retail jurisdiction of the Louisiana Public Service Commission (the "LPSC").
    As a result, EGSI requested that the LPSC allow it to restructure into two vertically integrated entities, one operating in Texas and the other operating in Louisiana, and the LPSC has found that such restructuring has benefits to its respective ratepayers.
    Pursuant to and in accordance with Order No. U-21453, U-20925 and U-22095 (Subdocket J) issued by the LPSC on January 31, 2007 (the "Order"), EGSI entered into a Plan of Merger of Entergy Gulf States, Inc., dated effective as of December 31, 2007, 1:00 p.m. Central Standard Time (the "Plan of Merger"), whereby, in accordance with Article 1.02.A(18)(a) and Article 5.01 of the Texas Business Corporation Act (the "Act"), EGSI divided into a surviving corporation, being EGSI renamed as "Entergy Gulf States Louisiana, Inc.", and a new Texas corporation, being ETI (the "Jurisdictional Separation"). Pursuant to and in accordance with the Order, EGSL entered into a Certificate and Articles of Merger and an Agreement and Plan of Merger and Reorganization of Entergy Gulf States Louisiana, Inc. into Entergy Gulf States Louisiana, L.L.C. ("EGSL L.L.C."), whereby and in accordance with Article 1.02.A(18)(b) and 5.01 of the Act and Section 1362 of the Louisiana Limited Liability Company Law, EGSL will merge into EGSL L.L.C. effective as of December 31, 2007, 4:00 p.m. Central Standard Time, and EGSL L.L.C. will be the sole survivor (the "LA Merger").
    In accordance with the Jurisdictional Separation:

      EGSL is liable for the obligations of EGSI on the Outstanding Debt;
      ETI is not liable on the Outstanding Debt;
      ETI has been allocated certain transmission, distribution and generation assets located in Texas, and an undivided interest in certain generation assets located in Louisiana; and
      Upon the effectiveness of the LA Merger, EGSL L.L.C. will become the successor hereto to EGSL.

    As compensation to EGSI for the allocation of assets to the Assumption Party described in Recital 7. (c), and notwithstanding the sole liability of EGSL on the Outstanding Debt resulting from the Jurisdictional Separation, the Assumption Party wishes to assume certain liabilities of EGSL on the Outstanding Debt on the terms and to the extent set forth herein.

    EGSL and the Assumption Party have entered into the Debt Assumption Agreement, dated as of December 31, 2007 (as amended or supplemented from time to time, the "Debt Assumption Agreement"), pursuant to which, among other things, the Assumption Party agreed to assume certain obligations of EGSL on the Outstanding Debt and agreed to execute and deliver to EGSL and the Trustee this Instrument of Assumption as evidence of the assumption of certain of such obligations.

    NOW, THEREFORE, BE IT KNOWN that, in consideration of the premises and of other good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, the Assumption Party DOES HEREBY ASSUME:

    all of the obligations of EGSL to pay for each series of Outstanding Debt the aggregate principal amount of Outstanding Debt listed on Schedule 1 hereto as having been assumed (such portion of the Outstanding Debt so assumed, the "Assumed Debt") and the premium, if any, and interest on the Assumed Debt, such amounts to be paid on the dates, in the amounts and in the manner provided for in the Outstanding Debt and in the Indenture and other documents, if any, whether at maturity, upon redemption or otherwise; provided, however, that, so long as no Event of Default, as defined in and under the Debt Assumption Agreement, shall have occurred and be continuing, the Assumption Party shall not have assumed the obligation to make voluntary redemptions of Outstanding Debt except for redemption directed by the Assumption Party in accordance with Section 3 of the Debt Assumption Agreement; and provided, further, that the redemption of Outstanding Debt of any series or the purchase and cancellation of Outstanding Debt of any series with funds provided by the Assumption Party in accordance with Section 3 of the Debt Assumption Agreement shall reduce the amount of Assumed Debt as set forth in Section 3(b) of the Debt Assumption Agreement and, provided, further, that in the event of the acceleration of maturity of any Assumed Debt not caused by the default of the Assumption Party, the Assumption Party shall be released from any further obligations to the Trustee under this Instrument of Assumption with respect to such Assumed Debt.

    All of such obligations assumed by the Assumption Party being hereinafter called the "Assumed Obligations."

    The Assumption Party hereby agrees to pay to the Trustee the Assumed Obligations when due and without demand, and acknowledges that the Trustee may enforce against the Assumption Party the obligations of EGSL assumed hereunder by the Assumption Party, in accordance with their respective claims, whether or not demand for payment thereof shall theretofore have been made upon EGSL; provided, however, that the enforcement of the Assumed Obligations against the Assumption Party by such parties may be effected only in accordance with the terms of this Instrument of Assumption and that this Instrument of Assumption is not intended to confirm or create any additional rights in such parties as against the Assumption Party other than those contained herein.

    No provision of this Instrument of Assumption shall be waived, amended or supplemented except by a written instrument executed by EGSL, the Assumption Party and the Trustee. This Instrument of Assumption shall be governed by and be construed and interpreted in accordance with the laws of the State of New York. This Instrument of Assumption shall first become effective as of 1:03 P.M., Central Standard Time, on December 31, 2007.

    IN WITNESS WHEREOF, the Assumption Party has caused this Instrument to be executed as of the day and year first above written.

    Entergy Texas, Inc.

    By__________________________
    Name: Steven Neinast
    Title: Vice President

    Address: 350 Pine Street
    Beaumont, Texas 77701

Schedule 1.

Name of Series	Outstanding Amount (Millions)	Assumed Amount (Millions)	Redemption Date
First Mortgage Bonds, 6% Series due December 1, 2012	$140	$64.760	December 31, 2010
First Mortgage Bonds, 3.6% Series due June 1, 2008	$325	$150.337	June 1, 2008
First Mortgage Bonds, 6.2% Series due July 1, 2033	$240	$111.018	December 31, 2010
First Mortgage Bonds, 5.25% Series due August 1, 2015	$200	$92.515	December 31, 2010
First Mortgage Bonds, 4 7/8% Series due November 1, 2011	$200	$92.515	December 31, 2010
First Mortgage Bonds, Floating Rate Series due December 1, 2009	$219.470	$101.521	December 1, 2009
First Mortgage Bonds, 5.60% Series due December 1, 2014	$ 50	$23.129	December 31, 2010
First Mortgage Bonds, 6.18% Series due March 1, 2035	$ 85	$39.319	December 31, 2010
First Mortgage Bonds, 5.70% Series due June 1, 2015	$200	$92.515	December 31, 2010
First Mortgage Bonds, 5.12% Series due August 1, 2010	$100	$46.257	August 1, 2010
First Mortgage Bonds, Floating Rate Series due December 8, 2008	$350	$161.901	December 8, 2008

  Exhibit A-2

  INSTRUMENT OF ASSUMPTION

  THIS INSTRUMENT OF ASSUMPTION, dated December 31, 2007, is entered into by Entergy Texas, Inc., a Texas corporation (the "Assumption Party" or "ETI").

  RECITALS

  Entergy Gulf States Louisiana, Inc., a Texas corporation formerly known as Entergy Gulf States, Inc. ("EGSI" or "EGSL"), has heretofore entered into the Sublease Agreement dated as of November 1, 1985 (the "Agreement"), pursuant to which EGSI is obligated to make certain payments related to the Variable Rate Demand Pollution Control Revenue Bonds (Gulf States Utilities Company Project) Series 1985-C (the "Outstanding Debt") issued by the Parish of West Feliciana, State of Louisiana (the "Issuer") under the Indenture of Trust and Pledge dated as of November 1, 1985 (as heretofore and hereafter amended or supplemented, the "Indenture"), with The Bank of New York, successor to Irving Trust Company (the "Trustee").
  Chapter 39 of the Texas Utilities Code, known as the Texas Electric Utility Restructuring Act and enacted by the Texas legislature in June 1999 (the "Restructuring Act"), required each electric utility operating in Texas to separate its business into units consisting of a power generation company, a retail electric provider and a transmission and distribution company or separate transmission and distribution companies.
  Notwithstanding the foregoing Recital 2, the restructuring of EGSI pursuant to the Restructuring Act has been delayed.
  As a result of the delay, the Texas legislature has enacted House Bill No. 1567, which, among other things, allows EGSI to proceed with and complete a jurisdictional separation to establish two vertically integrated utilities, one subject to the retail jurisdiction of the Public Utility Commission of Texas ("PUCT") and the other subject to the retail jurisdiction of the Louisiana Public Service Commission (the "LPSC").
  As a result, EGSI requested that the LPSC allow it to restructure into two vertically integrated entities, one operating in Texas, and the other operating in Louisiana, and the LPSC has found that such restructuring has benefits to its respective ratepayers.
  Pursuant to and in accordance with Order No. U-21453, U-20925 and U-22095 (Subdocket J) issued by the LPSC on January 31, 2007 (the "Order"), EGSI entered into a Plan of Merger of Entergy Gulf States, Inc., dated effective as of December 31, 2007, 1:00 p.m. Central Standard Time (the "Plan of Merger"), whereby, in accordance with Article 1.02.A(18)(a) and Article 5.01 of the Texas Business Corporation Act (the "Act"), EGSI divided into a surviving corporation, being EGSI renamed as "Entergy Gulf States Louisiana, Inc.", and a new Texas corporation, being ETI (the "Jurisdictional Separation"). Pursuant to and in accordance with the Order, EGSL entered into a Certificate and Articles of Merger and an Agreement and Plan of Merger and Reorganization of Entergy Gulf States Louisiana, Inc. into Entergy Gulf States Louisiana, L.L.C. ("EGSL L.L.C."), whereby and in accordance with Article 1.02.A(18)(b) and 5.01 of the Act and Section 1362 of the Louisiana Limited Liability Company Law, EGSL will merge into EGSL L.L.C. effective as of December 31, 2007, 4:00 p.m. Central Standard Time, and EGSL L.L.C. will be the sole survivor (the "LA Merger").
  In accordance with the Jurisdictional Separation:
      EGSL is liable for the obligations of EGSI under the Agreement relating to the Outstanding Debt;
      ETI is not liable under the Agreement relating to the Outstanding Debt;
      ETI has been allocated certain transmission, distribution and generation assets located in Texas, and an undivided interest in certain generation assets located in Louisiana; and
      Upon the effectiveness of the LA Merger, EGSL L.L.C. will become the successor hereto to EGSL.
  As compensation to EGSI for the allocation of assets to the Assumption Party described in Recital 7.(c), and notwithstanding the sole liability of EGSL on the Outstanding Debt resulting from the Jurisdictional Separation, the Assumption Party wishes to assume certain liabilities of EGSL relating to the Outstanding Debt on the terms and to the extent set forth herein.
  EGSL and the Assumption Party have entered into the Debt Assumption Agreement, dated as of December 31, 2007 (as amended or supplemented from time to time, the "Debt Assumption Agreement"), pursuant to which, among other things, the Assumption Party agreed to assume certain obligations of EGSL on the Outstanding Debt and agreed to execute and deliver to EGSL and the Trustee this Instrument of Assumption as evidence of the assumption of certain of such obligations.

  NOW, THEREFORE, BE IT KNOWN that, in consideration of the premises and of other good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, the Assumption Party DOES HEREBY ASSUME:

  all of the obligations of EGSL under the Agreement to pay amounts equal to the aggregate principal amount of Outstanding Debt listed on Schedule 1 hereto as having been assumed (such portion of the Outstanding Debt so assumed, the "Assumed Debt") and the premium, if any, and interest on the Assumed Debt, such amounts to be paid on the dates, in the amounts and in the manner provided for in the Agreement, whether at maturity, upon redemption or otherwise; provided, however, that, so long as no Event of Default, as defined in and under the Debt Assumption Agreement, shall have occurred and be continuing, the Assumption Party shall not have assumed the obligation to make payments in respect of voluntary redemptions of Outstanding Debt except for redemption directed by the Assumption Party in accordance with Section 3 of the Debt Assumption Agreement; and provided, further, that the redemption of Outstanding Debt or the purchase and cancellation of Outstanding Debt with funds provided by, the Assumption Party in accordance with Section 3 of the Debt Assumption Agreement shall reduce the amount of Assumed Debt by the principal amount of Outstanding Debt so redeemed or purchased, and, provided, further, that in the event of the acceleration of maturity of any Assumed Debt not caused by the default of the Assumption Party, the Assumption Party shall be released from any further obligations to the Trustee under this Instrument of Assumption with respect to such Assumed Debt.

  All of such obligations assumed by the Assumption Party being hereinafter called the "Assumed Obligations."

  The Assumption Party hereby agrees to pay to the Trustee the Assumed Obligations when due and without demand, and acknowledges that the Trustee may enforce against the Assumption Party the obligations of EGSL assumed hereunder by the Assumption Party, in accordance with their respective claims, whether or not demand for payment thereof shall theretofore have been made upon EGSL; provided, however, that the enforcement of the Assumed Obligations against the Assumption Party by such parties may be effected only in accordance with the terms of this Instrument of Assumption and that this Instrument of Assumption is not intended to confirm or create any additional rights in such parties as against the Assumption Party other than those contained herein.

  No provision of this Instrument of Assumption shall be waived, amended or supplemented except by a written instrument executed by EGSL, the Assumption Party and the Trustee. This Instrument of Assumption shall be governed by and be construed and interpreted in accordance with the laws of the State of New York. This Instrument of Assumption shall first become effective as of 1:03 P.M., Central Standard Time, on December 31, 2007.

  IN WITNESS WHEREOF, the Assumption Party has caused this Instrument to be executed as of the day and year first above written.

  Entergy Texas, Inc.

  By__________________________
  Name: Steven Neinast
  Title: Vice President

  Address: 350 Pine Street
  Beaumont, Texas 77701

  Schedule 1

Name of Series	Outstanding Amount (Millions)	Assumed Amount (Millions)	Redemption Date
Variable Rate Demand Pollution Control Revenue Bonds (Gulf States Utilities Company Project) Series 1985-C	$39	$22.665	December 31, 2010

  Exhibit A-3

  INSTRUMENT OF ASSUMPTION

  THIS INSTRUMENT OF ASSUMPTION, dated December 31, 2007, is entered into by Entergy Texas, Inc., a Texas corporation (the "Assumption Party" or "ETI").

  RECITALS

  Entergy Gulf States Louisiana, Inc., a Texas corporation formerly known as Entergy Gulf States, Inc. ("EGSI" or "EGSL"), has heretofore entered into the Sublease Agreement dated as of December 1, 1985 (the "Agreement"), pursuant to which EGSI is obligated to make certain payments related to the Variable Rate Demand Pollution Control Revenue Bonds (Gulf States Utilities Company Project) Series 1985-D (the "Outstanding Debt") issued by the Parish of West Feliciana, State of Louisiana. (the "Issuer") under the Indenture of Trust and Pledge dated as of December 1, 1985 (as heretofore and hereafter amended or supplemented, the "Indenture"), with The Bank of New York, successor to Irving Trust Company (the "Trustee").
  Chapter 39 of the Texas Utilities Code, known as the Texas Electric Utility Restructuring Act and enacted by the Texas legislature in June 1999 (the "Restructuring Act"), required each electric utility operating in Texas to separate its business into units consisting of a power generation company, a retail electric provider and a transmission and distribution company or separate transmission and distribution companies.
  Notwithstanding the foregoing Recital 2, the restructuring of EGSI pursuant to the Restructuring Act has been delayed.
  As a result of the delay, the Texas legislature has enacted House Bill No. 1567, which, among other things, allows EGSI to proceed with and complete a jurisdictional separation to establish two vertically integrated utilities, one subject to the retail jurisdiction of the Public Utility Commission of Texas ("PUCT") and the other subject to the retail jurisdiction of the Louisiana Public Service Commission (the "LPSC").
  As a result, EGSI requested that the LPSC allow it to restructure into two vertically integrated entities, one operating in Texas, and the other operating in Louisiana, and the LPSC has found that such restructuring has benefits to its respective ratepayers.
  Pursuant to and in accordance with Order No. U-21453, U-20925 and U-22095 (Subdocket J) issued by the LPSC on January 31, 2007 (the "Order"), EGSI entered into a Plan of Merger of Entergy Gulf States, Inc., dated effective as of December 31, 2007, 1:00 p.m. Central Standard Time (the "Plan of Merger"), whereby, in accordance with Article 1.02.A(18)(a) and Article 5.01 of the Texas Business Corporation Act (the "Act"), EGSI divided into a surviving corporation, being EGSI renamed as "Entergy Gulf States Louisiana, Inc.", and a new Texas corporation, being ETI (the "Jurisdictional Separation"). Pursuant to and in accordance with the Order, EGSL entered into a Certificate and Articles of Merger and an Agreement and Plan of Merger and Reorganization of Entergy Gulf States Louisiana, Inc. into Entergy Gulf States Louisiana, L.L.C. ("EGSL L.L.C."), whereby and in accordance with Article 1.02.A(18)(b) and 5.01 of the Act and Section 1362 of the Louisiana Limited Liability Company Law, EGSL will merge into EGSL L.L.C. effective as of December 31, 2007, 4:00 p.m. Central Standard Time, and EGSL L.L.C. will be the sole survivor (the "LA Merger").
  In accordance with the Jurisdictional Separation:
      EGSL is liable for the obligations of EGSI under the Agreement relating to the Outstanding Debt;
      ETI is not liable under the Agreement relating to the Outstanding Debt;
      ETI has been allocated certain transmission, distribution and generation assets located in Texas, and an undivided interest in certain generation assets located in Louisiana; and
      Upon the effectiveness of the LA Merger, EGSL L.L.C. will become the successor hereto to EGSL.
  As compensation to EGSI for the allocation of assets to the Assumption Party described in Recital 7.(c), and notwithstanding the sole liability of EGSL on the Outstanding Debt resulting from the Jurisdictional Separation, the Assumption Party wishes to assume certain liabilities of EGSL relating to the Outstanding Debt on the terms and to the extent set forth herein.
  EGSL and the Assumption Party have entered into the Debt Assumption Agreement, dated as of December 31, 2007 (as amended or supplemented from time to time, the "Debt Assumption Agreement"), pursuant to which, among other things, the Assumption Party agreed to assume certain obligations of EGSL on the Outstanding Debt and agreed to execute and deliver to EGSL and the Trustee this Instrument of Assumption as evidence of the assumption of certain of such obligations.

  NOW, THEREFORE, BE IT KNOWN that, in consideration of the premises and of other good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, the Assumption Party DOES HEREBY ASSUME:

  all of the obligations of EGSL under the Agreement to pay amounts equal to the aggregate principal amount of Outstanding Debt listed on Schedule 1 hereto as having been assumed (such portion of the Outstanding Debt so assumed, the "Assumed Debt") and the premium, if any, and interest on the Assumed Debt, such amounts to be paid on the dates, in the amounts and in the manner provided for in the Agreement, whether at maturity, upon redemption or otherwise; provided, however, that, so long as no Event of Default, as defined in and under the Debt Assumption Agreement, shall have occurred and be continuing, the Assumption Party shall not have assumed the obligation to make payments in respect of voluntary redemptions of Outstanding Debt except for redemption directed by the Assumption Party in accordance with Section 3 of the Debt Assumption Agreement; and provided, further, that the redemption of Outstanding Debt or the purchase and cancellation of Outstanding Debt with funds provided by, the Assumption Party in accordance with Section 3 of the Debt Assumption Agreement shall reduce the amount of Assumed Debt by the principal amount of Outstanding Debt so redeemed or purchased, and, provided, further, that in the event of the acceleration of maturity of any Assumed Debt not caused by the default of the Assumption Party, the Assumption Party shall be released from any further obligations to the Trustee under this Instrument of Assumption with respect to such Assumed Debt.

  All of such obligations assumed by the Assumption Party being hereinafter called the "Assumed Obligations."

  The Assumption Party hereby agrees to pay to the Trustee the Assumed Obligations when due and without demand, and acknowledges that the Trustee may enforce against the Assumption Party the obligations of EGSL assumed hereunder by the Assumption Party, in accordance with their respective claims, whether or not demand for payment thereof shall theretofore have been made upon EGSL; provided, however, that the enforcement of the Assumed Obligations against the Assumption Party by such parties may be effected only in accordance with the terms of this Instrument of Assumption and that this Instrument of Assumption is not intended to confirm or create any additional rights in such parties as against the Assumption Party other than those contained herein.

  No provision of this Instrument of Assumption shall be waived, amended or supplemented except by a written instrument executed by EGSL, the Assumption Party and the Trustee. This Instrument of Assumption shall be governed by and be construed and interpreted in accordance with the laws of the State of New York. This Instrument of Assumption shall first become effective as of 1:03 P.M., Central Standard Time, on December 31, 2007.

  IN WITNESS WHEREOF, the Assumption Party has caused this Instrument to be executed as of the day and year first above written.

  Entergy Texas, Inc.

  By__________________________
  Name: Steven Neinast
  Title: Vice President

  Address: 350 Pine Street
  Beaumont, Texas 77701

  Schedule 1

Name of Series	Outstanding Amount (Millions)	Assumed Amount (Millions)	Redemption Date
Variable Rate Demand Pollution Control Revenue Bonds (Gulf States Utilities Company Project) Series 1985-D	$28.4	$13.135	December 31, 2010

  Exhibit A-4

  INSTRUMENT OF ASSUMPTION

  THIS INSTRUMENT OF ASSUMPTION, dated December 31, 2007, is entered into by Entergy Texas, Inc., a Texas corporation (the "Assumption Party" or "ETI").

  RECITALS

  Entergy Gulf States Louisiana, Inc., a Texas corporation formerly known as Entergy Gulf States, Inc. ("EGSI" or "EGSL"), has heretofore entered into the Sublease Agreement dated as of April 1, 1986 (the "Agreement"), pursuant to which EGSI is obligated to make certain payments related to the Multiple Rate Demand Pollution Control Revenue Bonds (Gulf States Utilities Company Project) Series 1986 (the "Outstanding Debt") issued by the Parish of West Feliciana, State of Louisiana (the "Issuer") under the Indenture of Trust and Pledge dated as of April 1, 1986 (as heretofore and hereafter amended or supplemented, the "Indenture"), with The Bank of New York, successor to Irving Trust Company (the "Trustee").
  Chapter 39 of the Texas Utilities Code, known as the Texas Electric Utility Restructuring Act and enacted by the Texas legislature in June 1999 (the "Restructuring Act"), required each electric utility operating in Texas to separate its business into units consisting of a power generation company, a retail electric provider and a transmission and distribution company or separate transmission and distribution companies.
  Notwithstanding the foregoing Recital 2, the restructuring of EGSI pursuant to the Restructuring Act has been delayed.
  As a result of the delay, the Texas legislature has enacted House Bill No. 1567, which, among other things, allows EGSI to proceed with and complete a jurisdictional separation to establish two vertically integrated utilities, one subject to the retail jurisdiction of the Public Utility Commission of Texas ("PUCT") and the other subject to the retail jurisdiction of the Louisiana Public Service Commission (the "LPSC").
  As a result, EGSI requested that the LPSC allow it to restructure into two vertically integrated entities, one operating in Texas, and the other operating in Louisiana, and the LPSC has found that such restructuring has benefits to its respective ratepayers.
  Pursuant to and in accordance with Order No. U-21453, U-20925 and U-22095 (Subdocket J) issued by the LPSC on January 31, 2007 (the "Order"), EGSI entered into a Plan of Merger of Entergy Gulf States, Inc., dated effective as of December 31, 2007, 1:00 p.m. Central Standard Time (the "Plan of Merger"), whereby, in accordance with Article 1.02.A(18)(a) and Article 5.01 of the Texas Business Corporation Act (the "Act"), EGSI divided into a surviving corporation, being EGSI renamed as "Entergy Gulf States Louisiana, Inc.", and a new Texas corporation, being ETI (the "Jurisdictional Separation"). Pursuant to and in accordance with the Order, EGSL entered into a Certificate and Articles of Merger and an Agreement and Plan of Merger and Reorganization of Entergy Gulf States Louisiana, Inc. into Entergy Gulf States Louisiana, L.L.C. ("EGSL L.L.C."), whereby and in accordance with Article 1.02.A(18)(b) and 5.01 of the Act and Section 1362 of the Louisiana Limited Liability Company Law, EGSL will merge into EGSL L.L.C. effective as of December 31, 2007, 4:00 p.m. Central Standard Time, and EGSL L.L.C. will be the sole survivor (the "LA Merger").
  In accordance with the Jurisdictional Separation:
      EGSL is liable for the obligations of EGSI under the Agreement relating to the Outstanding Debt;
      ETI is not liable under the Agreement relating to the Outstanding Debt;
      ETI has been allocated certain transmission, distribution and generation assets located in Texas, and an undivided interest in certain generation assets located in Louisiana; and
      Upon the effectiveness of the LA Merger, EGSL L.L.C. will become the successor hereto to EGSL.
  As compensation to EGSI for the allocation of assets to the Assumption Party described in Recital 7.(c), and notwithstanding the sole liability of EGSL on the Outstanding Debt resulting from the Jurisdictional Separation, the Assumption Party wishes to assume certain liabilities of EGSL relating to the Outstanding Debt on the terms and to the extent set forth herein.
  EGSL and the Assumption Party have entered into the Debt Assumption Agreement, dated as of December 31, 2007 (as amended or supplemented from time to time, the "Debt Assumption Agreement"), pursuant to which, among other things, the Assumption Party agreed to assume certain obligations of EGSL on the Outstanding Debt and agreed to execute and deliver to EGSL and the Trustee this Instrument of Assumption as evidence of the assumption of certain of such obligations.

  NOW, THEREFORE, BE IT KNOWN that, in consideration of the premises and of other good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, the Assumption Party DOES HEREBY ASSUME:

  all of the obligations of EGSL under the Agreement to pay amounts equal to the aggregate principal amount of Outstanding Debt listed on Schedule 1 hereto as having been assumed (such portion of the Outstanding Debt so assumed, the "Assumed Debt") and the premium, if any, and interest on the Assumed Debt, such amounts to be paid on the dates, in the amounts and in the manner provided for in the Agreement, whether at maturity, upon redemption or otherwise; provided, however, that, so long as no Event of Default, as defined in and under the Debt Assumption Agreement, shall have occurred and be continuing, the Assumption Party shall not have assumed the obligation to make payments in respect of voluntary redemptions of Outstanding Debt except for redemption directed by the Assumption Party in accordance with Section 3 of the Debt Assumption Agreement; and provided, further, that the redemption of Outstanding Debt or the purchase and cancellation of Outstanding Debt with funds provided by, the Assumption Party in accordance with Section 3 of the Debt Assumption Agreement shall reduce the amount of Assumed Debt by the principal amount of Outstanding Debt so redeemed or purchased, and, provided, further, that in the event of the acceleration of maturity of any Assumed Debt not caused by the default of the Assumption Party, the Assumption Party shall be released from any further obligations to the Trustee under this Instrument of Assumption with respect to such Assumed Debt.

  All of such obligations assumed by the Assumption Party being hereinafter called the "Assumed Obligations."

  The Assumption Party hereby agrees to pay to the Trustee the Assumed Obligations when due and without demand, and acknowledges that the Trustee may enforce against the Assumption Party the obligations of EGSL assumed hereunder by the Assumption Party, in accordance with their respective claims, whether or not demand for payment thereof shall theretofore have been made upon EGSL; provided, however, that the enforcement of the Assumed Obligations against the Assumption Party by such parties may be effected only in accordance with the terms of this Instrument of Assumption and that this Instrument of Assumption is not intended to confirm or create any additional rights in such parties as against the Assumption Party other than those contained herein.

  No provision of this Instrument of Assumption shall be waived, amended or supplemented except by a written instrument executed by EGSL, the Assumption Party and the Trustee. This Instrument of Assumption shall be governed by and be construed and interpreted in accordance with the laws of the State of New York. This Instrument of Assumption shall first become effective as of 1:03 P.M., Central Standard Time, on December 31, 2007.

  IN WITNESS WHEREOF, the Assumption Party has caused this Instrument to be executed as of the day and year first above written.

  Entergy Texas, Inc.

  By__________________________
  Name: Steven Neinast
  Title: Vice President

  Address: 350 Pine Street
  Beaumont, Texas 77701

  Schedule 1

Name of Series	Outstanding Amount (Millions)	Assumed Amount (Millions)	Redemption Date
Multiple Rate Demand Pollution Control Revenue Bonds (Gulf States Utilities Company Project) Series 1986	$20	$9.250	December 31, 2010

  Exhibit A-5

  INSTRUMENT OF ASSUMPTION

  THIS INSTRUMENT OF ASSUMPTION, dated December 31, 2007, is entered into by Entergy Texas, Inc., a Texas corporation (the "Assumption Party" or "ETI").

  RECITALS

  Entergy Gulf States Louisiana, Inc., a Texas corporation formerly known as Entergy Gulf States, Inc. ("EGSI" or "EGSL"), has heretofore entered into the Sublease Agreement dated as of December 1, 1974 (as heretofore or hereafter amended or supplemented, the "Agreement"), pursuant to which EGSI is obligated to make certain payments related to the Pollution Control Revenue Refunding Bonds (Gulf States Utilities Company Project) Series 1992 (the "Outstanding Debt") issued by the Industrial Development Board of the Parish of Calcasieu, Inc. (the "Issuer") under the Indenture of Trust and Pledge dated as of December 1, 1974 (as heretofore and hereafter amended or supplemented, the "Indenture"), with The Bank of New York, successor to Hibernia National Bank (the "Trustee").
  Chapter 39 of the Texas Utilities Code, known as the Texas Electric Utility Restructuring Act and enacted by the Texas legislature in June 1999 (the "Restructuring Act"), required each electric utility operating in Texas to separate its business into units consisting of a power generation company, a retail electric provider and a transmission and distribution company or separate transmission and distribution companies.
  Notwithstanding the foregoing Recital 2, the restructuring of EGSI pursuant to the Restructuring Act has been delayed.
  As a result of the delay, the Texas legislature has enacted House Bill No. 1567, which, among other things, allows EGSI to proceed with and complete a jurisdictional separation to establish two vertically integrated utilities, one subject to the retail jurisdiction of the Public Utility Commission of Texas ("PUCT") and the other subject to the retail jurisdiction of the Louisiana Public Service Commission (the "LPSC").
  As a result, EGSI requested that the LPSC allow it to restructure into two vertically integrated entities, one operating in Texas, and the other operating in Louisiana, and the LPSC has found that such restructuring has benefits to its respective ratepayers.
  Pursuant to and in accordance with Order No. U-21453, U-20925 and U-22095 (Subdocket J) issued by the LPSC on January 31, 2007 (the "Order"), EGSI entered into a Plan of Merger of Entergy Gulf States, Inc., dated effective as of December 31, 2007, 1:00 p.m. Central Standard Time (the "Plan of Merger"), whereby, in accordance with Article 1.02.A(18)(a) and Article 5.01 of the Texas Business Corporation Act (the "Act"), EGSI divided into a surviving corporation, being EGSI renamed as "Entergy Gulf States Louisiana, Inc.", and a new Texas corporation, being ETI (the "Jurisdictional Separation"). Pursuant to and in accordance with the Order, EGSL entered into a Certificate and Articles of Merger and an Agreement and Plan of Merger and Reorganization of Entergy Gulf States Louisiana, Inc. into Entergy Gulf States Louisiana, L.L.C. ("EGSL L.L.C."), whereby and in accordance with Article 1.02.A(18)(b) and 5.01 of the Act and Section 1362 of the Louisiana Limited Liability Company Law, EGSL will merge into EGSL L.L.C. effective as of December 31, 2007, 4:00 p.m. Central Standard Time, and EGSL L.L.C. will be the sole survivor (the "LA Merger").
  In accordance with the Jurisdictional Separation:
      EGSL is liable for the obligations of EGSI under the Agreement relating to the Outstanding Debt;
      ETI is not liable under the Agreement relating to the Outstanding Debt;
      ETI has been allocated certain transmission, distribution and generation assets located in Texas, and an undivided interest in certain generation assets located in Louisiana; and
      Upon the effectiveness of the LA Merger, EGSL L.L.C. will become the successor hereto to EGSL.
  As compensation to EGSI for the allocation of assets to the Assumption Party described in Recital 7.(c), and notwithstanding the sole liability of EGSL on the Outstanding Debt resulting from the Jurisdictional Separation, the Assumption Party wishes to assume certain liabilities of EGSL relating to the Outstanding Debt on the terms and to the extent set forth herein.
  EGSL and the Assumption Party have entered into the Debt Assumption Agreement, dated as of December 31, 2007 (as amended or supplemented from time to time, the "Debt Assumption Agreement"), pursuant to which, among other things, the Assumption Party agreed to assume certain obligations of EGSL on the Outstanding Debt and agreed to execute and deliver to EGSL and the Trustee this Instrument of Assumption as evidence of the assumption of certain of such obligations.

  NOW, THEREFORE, BE IT KNOWN that, in consideration of the premises and of other good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, the Assumption Party DOES HEREBY ASSUME:

  all of the obligations of EGSL under the Agreement to pay amounts equal to the aggregate principal amount of Outstanding Debt listed on Schedule 1 hereto as having been assumed (such portion of the Outstanding Debt so assumed, the "Assumed Debt") and the premium, if any, and interest on the Assumed Debt, such amounts to be paid on the dates, in the amounts and in the manner provided for in the Agreement, whether at maturity, upon redemption or otherwise; provided, however, that, so long as no Event of Default, as defined in and under the Debt Assumption Agreement, shall have occurred and be continuing, the Assumption Party shall not have assumed the obligation to make payments in respect of voluntary redemptions of Outstanding Debt except for redemption directed by the Assumption Party in accordance with Section 3 of the Debt Assumption Agreement; and provided, further, that the redemption of Outstanding Debt or the purchase and cancellation of Outstanding Debt with funds provided by, the Assumption Party in accordance with Section 3 of the Debt Assumption Agreement shall reduce the amount of Assumed Debt by the principal amount of Outstanding Debt so redeemed or purchased, and, provided, further, that in the event of the acceleration of maturity of any Assumed Debt not caused by the default of the Assumption Party, the Assumption Party shall be released from any further obligations to the Trustee under this Instrument of Assumption with respect to such Assumed Debt.

  All of such obligations assumed by the Assumption Party being hereinafter called the "Assumed Obligations."

  The Assumption Party hereby agrees to pay to the Trustee the Assumed Obligations when due and without demand, and acknowledges that the Trustee may enforce against the Assumption Party the obligations of EGSL assumed hereunder by the Assumption Party, in accordance with their respective claims, whether or not demand for payment thereof shall theretofore have been made upon EGSL; provided, however, that the enforcement of the Assumed Obligations against the Assumption Party by such parties may be effected only in accordance with the terms of this Instrument of Assumption and that this Instrument of Assumption is not intended to confirm or create any additional rights in such parties as against the Assumption Party other than those contained herein.

  No provision of this Instrument of Assumption shall be waived, amended or supplemented except by a written instrument executed by EGSL, the Assumption Party and the Trustee. This Instrument of Assumption shall be governed by and be construed and interpreted in accordance with the laws of the State of New York. This Instrument of Assumption shall first become effective as of 1:03 P.M., Central Standard Time, on December 31, 2007.

  IN WITNESS WHEREOF, the Assumption Party has caused this Instrument to be executed as of the day and year first above written.

  Entergy Texas, Inc.

  By__________________________
  Name: Steven Neinast
  Title: Vice President

  Address: 350 Pine Street
  Beaumont, Texas 77701

  Schedule 1

Name of Series	Outstanding Amount (Millions)	Assumed Amount (Millions)	Redemption Date
Pollution Control Revenue Refunding Bonds (Gulf States Utilities Company Project) Series 1992	$48.285	$22.335	December 31, 2010

  Exhibit A-6

  INSTRUMENT OF ASSUMPTION

  THIS INSTRUMENT OF ASSUMPTION, dated December 31, 2007, is entered into by Entergy Texas, Inc., a Texas corporation (the "Assumption Party" or "ETI").

  RECITALS

  Entergy Gulf States Louisiana, Inc., a Texas corporation formerly known as Entergy Gulf States, Inc. ("EGSI" or "EGSL"), has heretofore entered into the Sublease Agreement, as amended, dated as of March 1, 1983 (the "Agreement"), pursuant to which EGSI is obligated to make certain payments related to the Pollution Control Revenue Refunding Bonds (Gulf States Utilities Company Project) Series 1993 (the "Outstanding Debt") issued by the Parish of Pointe Coupee, State of Louisiana (the "Issuer") under the Indenture of Trust and Pledge dated as of March 1, 1983 (as heretofore and hereafter amended or supplemented, the "Indenture"), with The Bank of New York, successor to American Bank and Trust Company (the "Trustee").
  Chapter 39 of the Texas Utilities Code, known as the Texas Electric Utility Restructuring Act and enacted by the Texas legislature in June 1999 (the "Restructuring Act"), required each electric utility operating in Texas to separate its business into units consisting of a power generation company, a retail electric provider and a transmission and distribution company or separate transmission and distribution companies.
  Notwithstanding the foregoing Recital 2, the restructuring of EGSI pursuant to the Restructuring Act has been delayed.
  As a result of the delay, the Texas legislature has enacted House Bill No. 1567, which, among other things, allows EGSI to proceed with and complete a jurisdictional separation to establish two vertically integrated utilities, one subject to the retail jurisdiction of the Public Utility Commission of Texas ("PUCT") and the other subject to the retail jurisdiction of the Louisiana Public Service Commission (the "LPSC").
  As a result, EGSI requested that the LPSC allow it to restructure into two vertically integrated entities, one operating in Texas, and the other operating in Louisiana, and the LPSC has found that such restructuring has benefits to its respective ratepayers.
  Pursuant to and in accordance with Order No. U-21453, U-20925 and U-22095 (Subdocket J) issued by the LPSC on January 31, 2007 (the "Order"), EGSI entered into a Plan of Merger of Entergy Gulf States, Inc., dated effective as of December 31, 2007, 1:00 p.m. Central Standard Time (the "Plan of Merger"), whereby, in accordance with Article 1.02.A(18)(a) and Article 5.01 of the Texas Business Corporation Act (the "Act"), EGSI divided into a surviving corporation, being EGSI renamed as "Entergy Gulf States Louisiana, Inc.", and a new Texas corporation, being ETI (the "Jurisdictional Separation"). Pursuant to and in accordance with the Order, EGSL entered into a Certificate and Articles of Merger and an Agreement and Plan of Merger and Reorganization of Entergy Gulf States Louisiana, Inc. into Entergy Gulf States Louisiana, L.L.C. ("EGSL L.L.C."), whereby and in accordance with Article 1.02.A(18)(b) and 5.01 of the Act and Section 1362 of the Louisiana Limited Liability Company Law, EGSL will merge into EGSL L.L.C. effective as of December 31, 2007, 4:00 p.m. Central Standard Time, and EGSL L.L.C. will be the sole survivor (the "LA Merger").
  In accordance with the Jurisdictional Separation:
      EGSL is liable for the obligations of EGSI under the Agreement relating to the Outstanding Debt;
      ETI is not liable under the Agreement relating to the Outstanding Debt;
      ETI has been allocated certain transmission, distribution and generation assets located in Texas, and an undivided interest in certain generation assets located in Louisiana; and
      Upon the effectiveness of the LA Merger, EGSL L.L.C. will become the successor hereto to EGSL.
  As compensation to EGSI for the allocation of assets to the Assumption Party described in Recital 7.(c), and notwithstanding the sole liability of EGSL on the Outstanding Debt resulting from the Jurisdictional Separation, the Assumption Party wishes to assume certain liabilities of EGSL relating to the Outstanding Debt on the terms and to the extent set forth herein.
  EGSL and the Assumption Party have entered into the Debt Assumption Agreement, dated as of December 31, 2007 (as amended or supplemented from time to time, the "Debt Assumption Agreement"), pursuant to which, among other things, the Assumption Party agreed to assume certain obligations of EGSL on the Outstanding Debt and agreed to execute and deliver to EGSL and the Trustee this Instrument of Assumption as evidence of the assumption of certain of such obligations.

  NOW, THEREFORE, BE IT KNOWN that, in consideration of the premises and of other good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, the Assumption Party DOES HEREBY ASSUME:

  all of the obligations of EGSL under the Agreement to pay amounts equal to the aggregate principal amount of Outstanding Debt listed on Schedule 1 hereto as having been assumed (such portion of the Outstanding Debt so assumed, the "Assumed Debt") and the premium, if any, and interest on the Assumed Debt, such amounts to be paid on the dates, in the amounts and in the manner provided for in the Agreement, whether at maturity, upon redemption or otherwise; provided, however, that, so long as no Event of Default, as defined in and under the Debt Assumption Agreement, shall have occurred and be continuing, the Assumption Party shall not have assumed the obligation to make payments in respect of voluntary redemptions of Outstanding Debt except for redemption directed by the Assumption Party in accordance with Section 3 of the Debt Assumption Agreement; and provided, further, that the redemption of Outstanding Debt or the purchase and cancellation of Outstanding Debt with funds provided by, the Assumption Party in accordance with Section 3 of the Debt Assumption Agreement shall reduce the amount of Assumed Debt by the principal amount of Outstanding Debt so redeemed or purchased, and, provided, further, that in the event of the acceleration of maturity of any Assumed Debt not caused by the default of the Assumption Party, the Assumption Party shall be released from any further obligations to the Trustee under this Instrument of Assumption with respect to such Assumed Debt.

  All of such obligations assumed by the Assumption Party being hereinafter called the "Assumed Obligations."

  The Assumption Party hereby agrees to pay to the Trustee the Assumed Obligations when due and without demand, and acknowledges that the Trustee may enforce against the Assumption Party the obligations of EGSL assumed hereunder by the Assumption Party, in accordance with their respective claims, whether or not demand for payment thereof shall theretofore have been made upon EGSL; provided, however, that the enforcement of the Assumed Obligations against the Assumption Party by such parties may be effected only in accordance with the terms of this Instrument of Assumption and that this Instrument of Assumption is not intended to confirm or create any additional rights in such parties as against the Assumption Party other than those contained herein.

  No provision of this Instrument of Assumption shall be waived, amended or supplemented except by a written instrument executed by EGSL, the Assumption Party and the Trustee. This Instrument of Assumption shall be governed by and be construed and interpreted in accordance with the laws of the State of New York. This Instrument of Assumption shall first become effective as of 1:03 P.M., Central Standard Time, on December 31, 2007.

  IN WITNESS WHEREOF, the Assumption Party has caused this Instrument to be executed as of the day and year first above written.

  Entergy Texas, Inc.

  By__________________________
  Name: Steven Neinast
  Title: Vice President

  Address: 350 Pine Street
  Beaumont, Texas 77701

  Schedule 1

Name of Series	Outstanding Amount (Millions)	Assumed Amount (Millions)	Redemption Date
Pollution Control Revenue Refunding Bonds (Gulf States Utilities Company Project), Series 1993	$17.450	$8.070	December 31, 2010

  Exhibit A-7

  INSTRUMENT OF ASSUMPTION

  THIS INSTRUMENT OF ASSUMPTION, dated December 31, 2007, is entered into by Entergy Texas, Inc., a Texas corporation (the "Assumption Party" or "ETI").

  RECITALS

  Entergy Gulf States Louisiana, Inc., a Texas corporation formerly known as Entergy Gulf States, Inc. ("EGSI" or "EGSL"), has heretofore entered into the Refunding Agreement dated as of May 1, 1998 (the "Agreement"), pursuant to which EGSI is obligated to make certain payments related to the Pollution Control Revenue Refunding Bonds (Entergy Gulf States, Inc. Project) Series 1998 (the "Outstanding Debt") issued by the Parish of Iberville, State of Louisiana (the "Issuer") under the Trust Indenture dated as of May 1, 1998 (as heretofore and hereafter amended or supplemented, the "Indenture"), with Hancock Bank of Louisiana (the "Trustee").
  Chapter 39 of the Texas Utilities Code, known as the Texas Electric Utility Restructuring Act and enacted by the Texas legislature in June 1999 (the "Restructuring Act"), required each electric utility operating in Texas to separate its business into units consisting of a power generation company, a retail electric provider and a transmission and distribution company or separate transmission and distribution companies.
  Notwithstanding the foregoing Recital 2, the restructuring of EGSI pursuant to the Restructuring Act has been delayed.
  As a result of the delay, the Texas legislature has enacted House Bill No. 1567, which, among other things, allows EGSI to proceed with and complete a jurisdictional separation to establish two vertically integrated utilities, one subject to the retail jurisdiction of the Public Utility Commission of Texas ("PUCT") and the other subject to the retail jurisdiction of the Louisiana Public Service Commission (the "LPSC").
  As a result, EGSI requested that the LPSC allow it to restructure into two vertically integrated entities, one operating in Texas, and the other operating in Louisiana, and the LPSC has found that such restructuring has benefits to its respective ratepayers.
  Pursuant to and in accordance with Order No. U-21453, U-20925 and U-22095 (Subdocket J) issued by the LPSC on January 31, 2007 (the "Order"), EGSI entered into a Plan of Merger of Entergy Gulf States, Inc., dated effective as of December 31, 2007, 1:00 p.m. Central Standard Time (the "Plan of Merger"), whereby, in accordance with Article 1.02.A(18)(a) and Article 5.01 of the Texas Business Corporation Act (the "Act"), EGSI divided into a surviving corporation, being EGSI renamed as "Entergy Gulf States Louisiana, Inc.", and a new Texas corporation, being ETI (the "Jurisdictional Separation"). Pursuant to and in accordance with the Order, EGSL entered into a Certificate and Articles of Merger and an Agreement and Plan of Merger and Reorganization of Entergy Gulf States Louisiana, Inc. into Entergy Gulf States Louisiana, L.L.C. ("EGSL L.L.C."), whereby and in accordance with Article 1.02.A(18)(b) and 5.01 of the Act and Section 1362 of the Louisiana Limited Liability Company Law, EGSL will merge into EGSL L.L.C. effective as of December 31, 2007, 4:00 p.m. Central Standard Time, and EGSL L.L.C. will be the sole survivor (the "LA Merger").
  In accordance with the Jurisdictional Separation:
      EGSL is liable for the obligations of EGSI under the Agreement relating to the Outstanding Debt;
      ETI is not liable under the Agreement relating to the Outstanding Debt;
      ETI has been allocated certain transmission, distribution and generation assets located in Texas, and an undivided interest in certain generation assets located in Louisiana; and
      Upon the effectiveness of the LA Merger, EGSL L.L.C. will become the successor hereto to EGSL.
  As compensation to EGSI for the allocation of assets to the Assumption Party described in Recital 7.(c), and notwithstanding the sole liability of EGSL on the Outstanding Debt resulting from the Jurisdictional Separation, the Assumption Party wishes to assume certain liabilities of EGSL relating to the Outstanding Debt on the terms and to the extent set forth herein.
  EGSL and the Assumption Party have entered into the Debt Assumption Agreement, dated as of December 31, 2007 (as amended or supplemented from time to time, the "Debt Assumption Agreement"), pursuant to which, among other things, the Assumption Party agreed to assume certain obligations of EGSL on the Outstanding Debt and agreed to execute and deliver to EGSL and the Trustee this Instrument of Assumption as evidence of the assumption of certain of such obligations.

  NOW, THEREFORE, BE IT KNOWN that, in consideration of the premises and of other good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, the Assumption Party DOES HEREBY ASSUME:

  all of the obligations of EGSL under the Agreement to pay amounts equal to the aggregate principal amount of Outstanding Debt listed on Schedule 1 hereto as having been assumed (such portion of the Outstanding Debt so assumed, the "Assumed Debt") and the premium, if any, and interest on the Assumed Debt, such amounts to be paid on the dates, in the amounts and in the manner provided for in the Agreement, whether at maturity, upon redemption or otherwise; provided, however, that, so long as no Event of Default, as defined in and under the Debt Assumption Agreement, shall have occurred and be continuing, the Assumption Party shall not have assumed the obligation to make payments in respect of voluntary redemptions of Outstanding Debt except for redemption directed by the Assumption Party in accordance with Section 3 of the Debt Assumption Agreement; and provided, further, that the redemption of Outstanding Debt or the purchase and cancellation of Outstanding Debt with funds provided by, the Assumption Party in accordance with Section 3 of the Debt Assumption Agreement shall reduce the amount of Assumed Debt by the principal amount of Outstanding Debt so redeemed or purchased, and, provided, further, that in the event of the acceleration of maturity of any Assumed Debt not caused by the default of the Assumption Party, the Assumption Party shall be released from any further obligations to the Trustee under this Instrument of Assumption with respect to such Assumed Debt.

  All of such obligations assumed by the Assumption Party being hereinafter called the "Assumed Obligations."

  The Assumption Party hereby agrees to pay to the Trustee the Assumed Obligations when due and without demand, and acknowledges that the Trustee may enforce against the Assumption Party the obligations of EGSL assumed hereunder by the Assumption Party, in accordance with their respective claims, whether or not demand for payment thereof shall theretofore have been made upon EGSL; provided, however, that the enforcement of the Assumed Obligations against the Assumption Party by such parties may be effected only in accordance with the terms of this Instrument of Assumption and that this Instrument of Assumption is not intended to confirm or create any additional rights in such parties as against the Assumption Party other than those contained herein.

  No provision of this Instrument of Assumption shall be waived, amended or supplemented except by a written instrument executed by EGSL, the Assumption Party and the Trustee. This Instrument of Assumption shall be governed by and be construed and interpreted in accordance with the laws of the State of New York. This Instrument of Assumption shall first become effective as of 1:03 P.M., Central Standard Time, on December 31, 2007.

  IN WITNESS WHEREOF, the Assumption Party has caused this Instrument to be executed as of the day and year first above written.

  Entergy Texas, Inc.

  By__________________________
  Name: Steven Neinast
  Title: Vice President

  Address: 350 Pine Street
  Beaumont, Texas 77701

  Schedule 1

Name of Series	Outstanding Amount (Millions)	Assumed Amount (Millions)	Redemption Date
Pollution Control Revenue Refunding Bonds (Entergy Gulf States, Inc. Project) Series 1998	$21.6	$9.990	December 31, 2010

  Exhibit A-8

  INSTRUMENT OF ASSUMPTION

  THIS INSTRUMENT OF ASSUMPTION, dated December 31, 2007, is entered into by Entergy Texas, Inc., a Texas corporation (the "Assumption Party" or "ETI").

  RECITALS

  Entergy Gulf States Louisiana, Inc., a Texas corporation formerly known as Entergy Gulf States, Inc. ("EGSI" or "EGSL"), has heretofore entered into the Refunding Agreement dated as of May 1, 1998 (the "Agreement"), pursuant to which EGSI is obligated to make certain payments related to the Pollution Control Revenue Refunding Bonds (Entergy Gulf States, Inc. Project Series 1999) (the "Outstanding Debt") issued by the Industrial Development Board of the Parish of Calcasieu, Inc. (the "Issuer") under the Trust Indenture dated as of May 1, 1998 (as heretofore and hereafter amended or supplemented, the "Indenture"), with The Bank of New York (the "Trustee").
  Chapter 39 of the Texas Utilities Code, known as the Texas Electric Utility Restructuring Act and enacted by the Texas legislature in June 1999 (the "Restructuring Act"), required each electric utility operating in Texas to separate its business into units consisting of a power generation company, a retail electric provider and a transmission and distribution company or separate transmission and distribution companies.
  Notwithstanding the foregoing Recital 2, the restructuring of EGSI pursuant to the Restructuring Act has been delayed.
  As a result of the delay, the Texas legislature has enacted House Bill No. 1567, which, among other things, allows EGSI to proceed with and complete a jurisdictional separation to establish two vertically integrated utilities, one subject to the retail jurisdiction of the Public Utility Commission of Texas ("PUCT") and the other subject to the retail jurisdiction of the Louisiana Public Service Commission (the "LPSC").
  As a result, EGSI requested that the LPSC allow it to restructure into two vertically integrated entities, one operating in Texas, and the other operating in Louisiana, and the LPSC has found that such restructuring has benefits to its respective ratepayers.
  Pursuant to and in accordance with Order No. U-21453, U-20925 and U-22095 (Subdocket J) issued by the LPSC on January 31, 2007 (the "Order"), EGSI entered into a Plan of Merger of Entergy Gulf States, Inc., dated effective as of December 31, 2007, 1:00 p.m. Central Standard Time (the "Plan of Merger"), whereby, in accordance with Article 1.02.A(18)(a) and Article 5.01 of the Texas Business Corporation Act (the "Act"), EGSI divided into a surviving corporation, being EGSI renamed as "Entergy Gulf States Louisiana, Inc.", and a new Texas corporation, being ETI (the "Jurisdictional Separation"). Pursuant to and in accordance with the Order, EGSL entered into a Certificate and Articles of Merger and an Agreement and Plan of Merger and Reorganization of Entergy Gulf States Louisiana, Inc. into Entergy Gulf States Louisiana, L.L.C. ("EGSL L.L.C."), whereby and in accordance with Article 1.02.A(18)(b) and 5.01 of the Act and Section 1362 of the Louisiana Limited Liability Company Law, EGSL will merge into EGSL L.L.C. effective as of December 31, 2007, 4:00 p.m. Central Standard Time, and EGSL L.L.C. will be the sole survivor (the "LA Merger").
  In accordance with the Jurisdictional Separation:
      EGSL is liable for the obligations of EGSI under the Agreement relating to the Outstanding Debt;
      ETI is not liable under the Agreement relating to the Outstanding Debt;
      ETI has been allocated certain transmission, distribution and generation assets located in Texas, and an undivided interest in certain generation assets located in Louisiana; and
      Upon the effectiveness of the LA Merger, EGSL L.L.C. will become the successor hereto to EGSL.
  As compensation to EGSI for the allocation of assets to the Assumption Party described in Recital 7.(c), and notwithstanding the sole liability of EGSL on the Outstanding Debt resulting from the Jurisdictional Separation, the Assumption Party wishes to assume certain liabilities of EGSL relating to the Outstanding Debt on the terms and to the extent set forth herein.
  EGSL and the Assumption Party have entered into the Debt Assumption Agreement, dated as of December 31, 2007 (as amended or supplemented from time to time, the "Debt Assumption Agreement"), pursuant to which, among other things, the Assumption Party agreed to assume certain obligations of EGSL on the Outstanding Debt and agreed to execute and deliver to EGSL and the Trustee this Instrument of Assumption as evidence of the assumption of certain of such obligations.

  NOW, THEREFORE, BE IT KNOWN that, in consideration of the premises and of other good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, the Assumption Party DOES HEREBY ASSUME:

  all of the obligations of EGSL under the Agreement to pay amounts equal to the aggregate principal amount of Outstanding Debt listed on Schedule 1 hereto as having been assumed (such portion of the Outstanding Debt so assumed, the "Assumed Debt") and the premium, if any, and interest on the Assumed Debt, such amounts to be paid on the dates, in the amounts and in the manner provided for in the Agreement, whether at maturity, upon redemption or otherwise; provided, however, that, so long as no Event of Default, as defined in and under the Debt Assumption Agreement, shall have occurred and be continuing, the Assumption Party shall not have assumed the obligation to make payments in respect of voluntary redemptions of Outstanding Debt except for redemption directed by the Assumption Party in accordance with Section 3 of the Debt Assumption Agreement; and provided, further, that the redemption of Outstanding Debt or the purchase and cancellation of Outstanding Debt with funds provided by, the Assumption Party in accordance with Section 3 of the Debt Assumption Agreement shall reduce the amount of Assumed Debt by the principal amount of Outstanding Debt so redeemed or purchased, and, provided, further, that in the event of the acceleration of maturity of any Assumed Debt not caused by the default of the Assumption Party, the Assumption Party shall be released from any further obligations to the Trustee under this Instrument of Assumption with respect to such Assumed Debt.

  All of such obligations assumed by the Assumption Party being hereinafter called the "Assumed Obligations."

  The Assumption Party hereby agrees to pay to the Trustee the Assumed Obligations when due and without demand, and acknowledges that the Trustee may enforce against the Assumption Party the obligations of EGSL assumed hereunder by the Assumption Party, in accordance with their respective claims, whether or not demand for payment thereof shall theretofore have been made upon EGSL; provided, however, that the enforcement of the Assumed Obligations against the Assumption Party by such parties may be effected only in accordance with the terms of this Instrument of Assumption and that this Instrument of Assumption is not intended to confirm or create any additional rights in such parties as against the Assumption Party other than those contained herein.

  No provision of this Instrument of Assumption shall be waived, amended or supplemented except by a written instrument executed by EGSL, the Assumption Party and the Trustee. This Instrument of Assumption shall be governed by and be construed and interpreted in accordance with the laws of the State of New York. This Instrument of Assumption shall first become effective as of 1:03 P.M., Central Standard Time, on December 31, 2007.

  IN WITNESS WHEREOF, the Assumption Party has caused this Instrument to be executed as of the day and year first above written.

  Entergy Texas, Inc.

  By__________________________
  Name: Steven Neinast
  Title: Vice President

  Address: 350 Pine Street
  Beaumont, Texas 77701

  Schedule 1

Name of Series	Outstanding Amount (Millions)	Assumed Amount (Millions)	Redemption Date
Pollution Control Revenue Refunding Bonds (Entergy Gulf States, Inc. Project) Series 1999	$22.095	$10.220	July 1, 2010

  Exhibit A-9

  INSTRUMENT OF ASSUMPTION

  THIS INSTRUMENT OF ASSUMPTION, dated December 31, 2007, is entered into by Entergy Texas, Inc., a Texas corporation (the "Assumption Party" or "ETI").

  RECITALS

  Entergy Gulf States Louisiana, Inc., a Texas corporation formerly known as Entergy Gulf States, Inc. ("EGSI" or "EGSL"), has heretofore entered into the Refunding Agreement dated as of September 1, 1999 (the "Agreement"), pursuant to which EGSI is obligated to make certain payments related to the Pollution Control Revenue Refunding Bonds (Entergy Gulf States, Inc. Project) Series 1999-B (the "Outstanding Debt") issued by the Parish of West Feliciana, State of Louisiana (the "Issuer") under the Trust Indenture dated as of September 1, 1999 (as heretofore and hereafter amended or supplemented, the "Indenture"), with The Bank of New York (the "Trustee").
  Chapter 39 of the Texas Utilities Code, known as the Texas Electric Utility Restructuring Act and enacted by the Texas legislature in June 1999 (the "Restructuring Act"), required each electric utility operating in Texas to separate its business into units consisting of a power generation company, a retail electric provider and a transmission and distribution company or separate transmission and distribution companies.
  Notwithstanding the foregoing Recital 2, the restructuring of EGSI pursuant to the Restructuring Act has been delayed.
  As a result of the delay, the Texas legislature has enacted House Bill No. 1567, which, among other things, allows EGSI to proceed with and complete a jurisdictional separation to establish two vertically integrated utilities, one subject to the retail jurisdiction of the Public Utility Commission of Texas ("PUCT") and the other subject to the retail jurisdiction of the Louisiana Public Service Commission (the "LPSC").
  As a result, EGSI requested that the LPSC allow it to restructure into two vertically integrated entities, one operating in Texas, and the other operating in Louisiana, and the LPSC has found that such restructuring has benefits to its respective ratepayers.
  Pursuant to and in accordance with Order No. U-21453, U-20925 and U-22095 (Subdocket J) issued by the LPSC on January 31, 2007 (the "Order"), EGSI entered into a Plan of Merger of Entergy Gulf States, Inc., dated effective as of December 31, 2007, 1:00 p.m. Central Standard Time (the "Plan of Merger"), whereby, in accordance with Article 1.02.A(18)(a) and Article 5.01 of the Texas Business Corporation Act (the "Act"), EGSI divided into a surviving corporation, being EGSI renamed as "Entergy Gulf States Louisiana, Inc.", and a new Texas corporation, being ETI (the "Jurisdictional Separation"). Pursuant to and in accordance with the Order, EGSL entered into a Certificate and Articles of Merger and an Agreement and Plan of Merger and Reorganization of Entergy Gulf States Louisiana, Inc. into Entergy Gulf States Louisiana, L.L.C. ("EGSL L.L.C."), whereby and in accordance with Article 1.02.A(18)(b) and 5.01 of the Act and Section 1362 of the Louisiana Limited Liability Company Law, EGSL will merge into EGSL L.L.C. effective as of December 31, 2007, 4:00 p.m. Central Standard Time, and EGSL L.L.C. will be the sole survivor (the "LA Merger").
  In accordance with the Jurisdictional Separation:
      EGSL is liable for the obligations of EGSI under the Agreement relating to the Outstanding Debt;
      ETI is not liable under the Agreement relating to the Outstanding Debt;
      ETI has been allocated certain transmission, distribution and generation assets located in Texas, and an undivided interest in certain generation assets located in Louisiana; and
      Upon the effectiveness of the LA Merger, EGSL L.L.C. will become the successor hereto to EGSL.
  As compensation to EGSI for the allocation of assets to the Assumption Party described in Recital 7.(c), and notwithstanding the sole liability of EGSL on the Outstanding Debt resulting from the Jurisdictional Separation, the Assumption Party wishes to assume certain liabilities of EGSL relating to the Outstanding Debt on the terms and to the extent set forth herein.
  EGSL and the Assumption Party have entered into the Debt Assumption Agreement, dated as of December 31, 2007 (as amended or supplemented from time to time, the "Debt Assumption Agreement"), pursuant to which, among other things, the Assumption Party agreed to assume certain obligations of EGSL on the Outstanding Debt and agreed to execute and deliver to EGSL and the Trustee this Instrument of Assumption as evidence of the assumption of certain of such obligations.

NOW, THEREFORE, BE IT KNOWN that, in consideration of the premises and of other good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, the Assumption Party DOES HEREBY ASSUME:

all of the obligations of EGSL under the Agreement to pay amounts equal to the aggregate principal amount of Outstanding Debt listed on Schedule 1 hereto as having been assumed (such portion of the Outstanding Debt so assumed, the "Assumed Debt") and the premium, if any, and interest on the Assumed Debt, such amounts to be paid on the dates, in the amounts and in the manner provided for in the Agreement, whether at maturity, upon redemption or otherwise; provided, however, that, so long as no Event of Default, as defined in and under the Debt Assumption Agreement, shall have occurred and be continuing, the Assumption Party shall not have assumed the obligation to make payments in respect of voluntary redemptions of Outstanding Debt except for redemption directed by the Assumption Party in accordance with Section 3 of the Debt Assumption Agreement; and provided, further, that the redemption of Outstanding Debt or the purchase and cancellation of Outstanding Debt with funds provided by, the Assumption Party in accordance with Section 3 of the Debt Assumption Agreement shall reduce the amount of Assumed Debt by the principal amount of Outstanding Debt so redeemed or purchased, and, provided, further, that in the event of the acceleration of maturity of any Assumed Debt not caused by the default of the Assumption Party, the Assumption Party shall be released from any further obligations to the Trustee under this Instrument of Assumption with respect to such Assumed Debt.

All of such obligations assumed by the Assumption Party being hereinafter called the "Assumed Obligations."

The Assumption Party hereby agrees to pay to the Trustee the Assumed Obligations when due and without demand, and acknowledges that the Trustee may enforce against the Assumption Party the obligations of EGSL assumed hereunder by the Assumption Party, in accordance with their respective claims, whether or not demand for payment thereof shall theretofore have been made upon EGSL; provided, however, that the enforcement of the Assumed Obligations against the Assumption Party by such parties may be effected only in accordance with the terms of this Instrument of Assumption and that this Instrument of Assumption is not intended to confirm or create any additional rights in such parties as against the Assumption Party other than those contained herein.

No provision of this Instrument of Assumption shall be waived, amended or supplemented except by a written instrument executed by EGSL, the Assumption Party and the Trustee. This Instrument of Assumption shall be governed by and be construed and interpreted in accordance with the laws of the State of New York. This Instrument of Assumption shall first become effective as of 1:03 P.M., Central Standard Time, on December 31, 2007.

IN WITNESS WHEREOF, the Assumption Party has caused this Instrument to be executed as of the day and year first above written.

Entergy Texas, Inc.

By__________________________
Name: Steven Neinast
Title: Vice President

Address: 350 Pine Street
Beaumont, Texas 77701

Schedule 1

Name of Series	Outstanding Amount (Millions)	Assumed Amount (Millions)	Redemption Date
Pollution Control Revenue Refunding Bonds (Entergy Gulf States, Inc. Project) Series 1999-B	$40	$18.505	December 31, 2010